EXHIBIT 10c3

                          AMENDMENT TO TRUST AGREEMENT

     This AMENDMENT, made as of the 1st day of November, 1993, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee") and HEWITT ASSOCIATES, a partnership formed under the laws of Illinois ("Hewitt")

                             W I T N E S S E T H :

     WHEREAS, the Company and the Trustee have entered into a Trust Agreement for the purpose of establishing a trust in order to provide a source of benefits under the terms of the Company's Supplemental Retirement Plan for the benefit of Gilbert L. Klemann, II and Hewitt is designated as Trustee's Contractor thereunder; and

     WHEREAS, the Trust Agreement sets forth the permitted investments of the assets held thereunder and it is desired to change the permitted investments;

     NOW, THEREFORE, in consideration of the premises, the parties agree that the third sentence of Section 5.2 of the Trust Agreement is hereby amended to read as follows:

         "The investment manager shall invest the assets of the Fund solely in The Chase Manhattan Bank Fixed Income Fund to the extent practicable and otherwise in The Chase Manhattan Bank Personal Trust Market Rate Account."

     IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.

                                            AMERICAN BRANDS, INC.

Attest:

 Theresa B. Fealey                              Steven C. Mendenhall
- -------------------                         By-------------------------
Assistant Secretary                             Steven C. Mendenhall
                                                 Vice President and
                                            Chief Administrative Officer

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                                            THE CHASE MANHATTAN BANK

Attest:

  Mark W. Moore                                 William P. Barbeosch
- ------------------                          By--------------------------
  Mark W. Moore                                 William P. Barbeosch
Assistant Treasurer                                Vice President



                                            HEWITT ASSOCIATES

Witness:

Barbara L. Checkin                                C.L. Connolly III
- ------------------                          By--------------------------


     I hereby consent to the foregoing AMENDMENT.

Witness:

 Dianne L. Ebner                              Gilbert L. Klemann, II
- ------------------                          ---------------------------
                                              Gilbert L. Klemann, II



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STATE OF CONNECTICUT )
                     :  ss.:  Old Greenwich, CT-November 9, 1993
COUNTY OF FAIRFIELD  )

     Personally appeared Steven C. Mendenhall, Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.

                                               Louis F. Fernous, Jr.
                                           -----------------------------
                                                   Notary Public







STATE OF NEW YORK  )
                   : ss.: New York, NY-November 24, 1993
COUNTY OF NEW YORK )

     Personally appeared William P. Barbeosch, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.

                                                  Kamla Jaipal
                                           -----------------------------
                                                  Notary Public

STATE OF CONNECTICUT)
                    : ss.:  Old Greenwich, CT-November 10, 1993
COUNTY OF FAIRFIELD )

     Personally appeared Gilbert L. Klemann, II, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                                Dianne L. Ebner
                                           -----------------------------
                                                 Notary Public







STATE OF ILLINOIS  )
                   :  ss. Lincolnshire, IL -November 19, 1993
COUNTY OF LAKE     )

     Personally appeared C.L. Connolly, III, Partner of HEWITT ASSOCIATES, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Partner and the free act and deed of said Partnership before me.

                                                  Gail K. Nelson
                                           -----------------------------
                                                   Notary Public